Name: ________________
Offeree No. _________

SUBSCRIPTION AGREEMENT
FOR SUBSCRIBERS
OF UNITS
OF

IPTIMIZE, INC.

November 2005

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER REGULATORY BODY HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION PACKAGE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INSTRUCTIONS:

I.	Items to be delivered by all Subscribers:

a.	One (1) completed and executed Subscription Agreement.

b.	Payment in the amount of subscription, by wire transfer of funds or check. All checks should be made payable to “IPtimize, Inc.”

FOR WIRE INSTRUCTIONS CONTACT:

Account:       IPtimize, Inc.
Account #:   4128005867
Routing #: 102003154
Amount: state amount to be invested
Vectra Bank - Southwest Branch
1380 S. Federal Blvd.
Denver, Colorado 80219
Bank Telephone: (720) 947-7100
IPtimize Telephone: (303) 268-3628

ALL DOCUMENTS SHOULD BE RETURNED BY MAIL TO:

IPtimize - Nevada
3888 W. Sahara Ave., #130
Las Vegas, NV 89102
Phone: 702-966-2929
Fax:      702-220-5371
Attn: Robert Bondonno
      VP - Business Development

THE SECURITIES OFFERED HEREBY MAY ONLY BE OFFERED OR SOLD TO “ACCREDITED INVESTORS” WHO MEET THE SUITABILITY STANDARDS FOR INVESTMENT AS EXPRESSED IN THIS SUBSCRIPTION AGREEMENT AND THE QUALIFIED PURCHASER QUESTIONNAIRE.

AN INVESTMENT MADE IN THE SECURITIES OFFERED HEREBY IS SPECULATIVE AND SUITABLE ONLY FOR PERSONS WHO HAVE SUBSTANTIAL FINANCIAL RESOURCES, WHO HAVE NO NEED FOR LIQUIDITY IN THIS INVESTMENT AND WHO UNDERSTAND OR HAVE BEEN ADVISED WITH RESPECT TO THE TAX CONSEQUENCES OF, AND RISK FACTORS ASSOCIATED WITH, THIS INVESTMENT AND WHO ARE ABLE TO BEAR THE SUBSTANTIAL ECONOMIC RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME AND WITHSTAND A TOTAL LOSS OF THEIR INVESTMENT.

THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED.

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS SUBSCRIPTION AGREEMENT AS LEGAL OR TAX ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT AND RELY UPON ITS OWN COUNSEL, ACCOUNTANT OR BUSINESS ADVISOR AS TO LEGAL, TAX, AND RELATED MATTERS CONCERNING ITS INVESTMENT.

NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS OR FURNISH ANY INFORMATION WITH RESPECT TO OUR COMPANY OR THE SECURITIES OTHER THAN THE REPRESENTATIONS AND INFORMATION SET FORTH IN THIS SUBSCRIPTION AGREEMENT AND ANY OTHER DOCUMENTS OR OTHER INFORMATION FURNISHED BY US.

WE WILL MAKE AVAILABLE, PRIOR TO THE CONSUMMATION OF THE OFFERING, TO EACH PROSPECTIVE INVESTOR, ITS PURCHASER REPRESENTATIVE(S), OR BOTH, THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, US OR A PERSON ACTING ON OUR BEHALF CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING, OUR COMPANY OR ANY OTHER RELEVANT MATTERS, AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THAT WE POSSESS SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE.

THIS OFFER MAY BE WITHDRAWN AT ANY TIME BEFORE THE CLOSING DATE OF THIS OFFERING (AS DEFINED HEREIN) AND IS SPECIFICALLY MADE SUBJECT TO THE TERMS DESCRIBED IN THIS SUBSCRIPTION AGREEMENT. WE RESERVE THE RIGHT TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART OR TO ALLOT TO ANY PROSPECTIVE INVESTOR LESS THAN THE NUMBER OF MEMBERSHIP INTERESTS SUBSCRIBED FOR BY SUCH INVESTOR.

THIS SUBSCRIPTION AGREEMENT HAS BEEN PREPARED BY US SOLELY FOR THE BENEFIT OF INVESTORS INTERESTED IN THIS PROPOSED PRIVATE PLACEMENT OF COMMON STOCK AND WARRANTS. DISTRIBUTION OF THIS DOCUMENT TO ANY PERSON OTHER THAN SUCH OFFEREE AND THOSE PERSONS RETAINED TO ADVISE SUCH PERSONS WITH RESPECT THERETO IS UNAUTHORIZED, AND ANY REPRODUCTION OF THIS DOCUMENT, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS, WITHOUT OUR PRIOR WRITTEN CONSENT, IS PROHIBITED.

EACH OFFEREE, BY ACCEPTING DELIVERY OF THIS DOCUMENT, AGREES TO RETURN IT AND ALL RELATED EXHIBITS AND OTHER DOCUMENTS TO US IF: (i) THE OFFERREE DOES NOT INTEND TO SUBSCRIBE FOR THE PURCHASE OF SECURITIES; (ii) THE OFFEREE’S SUBSCRIPTION IS NOT ACCEPTED; OR (iii) THE OFFERING IS TERMINATED.

THE OFFERING IS BEING MADE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT FOR AN OFFER AND SALE OF SECURITIES WHICH DOES NOT INVOLVE A PUBLIC OFFERING. EACH PURCHASER OF THE SECURITIES OFFERED HEREBY, IN MAKING ITS PURCHASE, WILL BE DEEMED TO HAVE MADE CERTAIN ACKNOWLEDGMENTS, REPRESENTATIONS, AND AGREEMENTS AS SET FORTH HEREIN. PURCHASERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME AND MAY LOSE THEIR TOTAL INVESTMENT.

THE INFORMATION CONTAINED HEREIN HAS BEEN PROVIDED BY US AND OTHER SOURCES IDENTIFIED HEREIN, BUT THERE CAN BE NO ASSURANCE AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IS MADE BY US AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION, AND NOTHING CONTAINED HEREIN IS OR SHOULD BE RELIED UPON AS A PROMISE OR REPRESENTATION BY US. WE MAKE NO REPRESENTATIONS AS TO OUR FUTURE PERFORMANCE, INCLUDING, BUT NOT LIMITED TO, ANY PROTECTIONS CONCERNING OUR FUTURE OPERATING RESULTS OR MARKET ACCEPTANCE OF OUR PRODUCTS AND/OR SERVICES.

EACH PROSPECTIVE PURCHASER OF THE UNITS MUST COMPLY WITH ALL APPLICABLE LAWS AND REGULATIONS IN FORCE IN ANY JURISDICTION IN CONNECTION WITH THE SUBSEQUENT OFFER OR SALE OF ANY SECURITIES PURCHASED PURSUANT TO THIS SUBSCRIPTION AGREEMENT. IN MAKING AN INVESTMENT DECISION, PROSPECTIVE PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF US AND OUR PROSPECTS AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS OF THE INVESTMENT AND THE RISKS INVOLVED.

THIS SUBSCRIPTION AGREEMENT CONTAINS SUMMARIES BELIEVED TO BE ACCURATE IN ALL MATERIAL RESPECTS AS TO THE TERMS OF CERTAIN DOCUMENTS DESCRIBED HEREIN, BUT REFERENCE IS HEREBY MADE TO THE ACTUAL DOCUMENTS (COPIES OF WHICH WILL BE MADE AVAILABLE TO PROSPECTIVE PURCHASERS UPON REQUEST TO US FOR COMPLETE INFORMATION WITH RESPECT THERETO) AND ALL SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY SUCH REFERENCE.

THIS SUBSCRIPTION AGREEMENT (TOGETHER WITH ANY AMENDMENTS OR SUPPLEMENTS AND ANY OTHER INFORMATION THAT MAY BE FURNISHED TO YOU BY US) INCLUDES OR MAY INCLUDE CERTAIN STATEMENTS, ESTIMATES AND FORWARD-LOOKING PROJECTIONS WITH RESPECT TO OUR ANTICIPATED FUTURE PERFORMANCE. SUCH STATEMENTS, ESTIMATES AND FORWARD-LOOKING PROJECTIONS REFLECT VARIOUS ASSUMPTIONS OF OUR MANAGEMENT THAT MAY OR MAY NOT PROVE TO BE CORRECT AND INVOLVE VARIOUS RISKS AND UNCERTAINTIES.

THIS DOCUMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR CONTAIN ALL INFORMATION THAT YOU MAY DESIRE IN INVESTIGATING US. YOU MUST RELY ON YOUR OWN EXAMINATION OF US AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE SECURITIES OFFERED HEREBY. PRIOR TO MAKING AN INVESTMENT DECISION REGARDING THE UNITS, YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANTS AND OTHER ADVISORS AND CAREFULLY REVIEW AND CONSIDER YOUR INVESTMENT AND THIS SUBSCRIPTION AGREEMENT.

NASAA Uniform Legend

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF US AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT, ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLVED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Private Placement of Common Stock

($1,500,000 Unit Offering)

SUBSCRIPTION AGREEMENT AND
CONFIDENTIAL INVESTOR QUESTIONNAIRE

THIS SUBSCRIPTION AGREEMENT is entered into as of this _______ day of ______________ 2005, between IPtimize, Inc., a Colorado corporation with its principal offices at 4949 S. Syracuse St., Suite 450, Denver, Colorado 80237; phone: 303-268-3600 (the “Company”), and the undersigned (the “Subscriber”).

IPtimize, Inc. (referred to herein as the “Company”, “we”, “our” or “us”) is offering to those persons who are “accredited investors” as defined under Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws and who also satisfy the suitability criteria set forth under “Terms of the Offering,” 50 Units (the “Units”) at an offering price of $30,000 per Unit (the “Offering Price”), which equals $0.30 per share purchased. Each Unit consists of 100,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and 100,000 common stock purchase warrants (the “Warrants”) to purchase 100,000 shares of Common Stock at an exercise price of $0.75 per share, subject to certain adjustments, exercisable for a term of three (3) years from the Expiration Date (as defined). We may sell fractional Units at our discretion.

The Units are being offered on a no-minimum, $1,500,000 maximum, best-efforts basis. The minimum investment in this offering is $30,000 (or One Unit), subject to the Company’s right to accept subscriptions in lesser amounts. The offering will terminate on December 31, 2005, unless extended by the Company at its sole discretion, without notice.

Each share of Common Stock and Warrant underlying the Units Interest shall be restricted and shall not be transferable except in accordance with the provisions of the Securities Act of 1933, as amended (the “Act”) and the rules and regulations promulgated thereunder by the Securities Exchange Commission. Each Subscriber should thoroughly review the Risk Factors of the Company and this Offering set forth in the Confidential Offering Memorandum.

The undersigned (or its authorized representative) understands that it may cancel this subscription by means of a written notice received by the Company at any time before the Company has accepted the subscription. The undersigned further understands that this subscription is not binding until the Company accepts it, which acceptance is at the sole discretion of the Company, by executing this Agreement where indicated. The Company may accept this subscription in whole or in part. If the Company accepts this subscription only in part, the Company shall cause to be returned to the undersigned any amounts paid by the undersigned, but not accepted on behalf of the Company. Upon acceptance by the Company of the subscription, the subscription will become irrevocable unless the law of the state of residence of the undersigned provides otherwise. If the Company does not accept the Subscription, this Agreement shall be null and void, the Company shall cause to be returned to the undersigned any amounts paid by the undersigned, and the Company and the undersigned shall have no further obligation to each other hereunder.

In consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

As an inducement to the Company to accept the subscription, the Subscriber represents and warrants (which representations and warranties shall be deemed continuing and shall survive the execution, delivery and performance of this Agreement and the Closing) as follows:

1.1 Subject to the terms and conditions hereof, the Subscriber hereby subscribes for and agrees to purchase from the Company _____________ Units as defined above at $30,000 per Unit, which equals $0.30 per share of Common Stock purchased. Each Unit consists of 100,000 shares of the Company’s Common Stock, and Warrants to purchase 100,000 shares of Common Stock for a total purchase price of $______________ (the “Purchase Price”) payable in currency of the United States payable to IPtimize, Inc. or by wire transfer of funds.

1.2  The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company is in the development stage, has not completed development of all of its proposed service products and may require further investment funds in addition to the proceeds of this private placement; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) investors may not be able to liquidate their investment; (iv) transferability of the Shares and Warrants is extremely limited; and (v) in the event of a disposition of Shares and/or Warrants, an investor could sustain the loss of his entire investment, as well as other risk factors.

1.3 The Subscriber represents that he or she is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the “Act”), as indicated by the Subscriber’s responses to the Confidential Investor Questionnaire contained in Article VI hereof, and that the Subscriber is able to bear the economic risk of an investment in the Units.

1.4 The Subscriber acknowledges that Subscriber either: (i) has a preexisting personal or business relationship with the Company or with one or more of its officers, directors or controlling persons; or (ii) by reason of the Subscriber’s business or financial experience, including investment in non-listed and non-registered securities, or the business or financial experience of the Subscriber’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly - could reasonably be assumed to have the capacity to protect the Subscriber’s own interests in connection with an investment in the Units. The Subscriber further acknowledges that he or she has the capacity to evaluate the merits and risks of such an investment and that the Subscriber recognizes the highly speculative nature of this investment. The Subscriber is not subscribing for any Interests as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally.

1.5 The Subscriber acknowledges receipt and careful review of the documents provided herewith (the “Offering Documents” attached as Exhibit A) and hereby represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber had requested or desired to know; that all documents which could be reasonably provided, including the Company’s internal business plans, operating projections, have been made available for the Subscriber’s inspection and review; that such information and documents have, in Subscriber’s opinion, afforded the Subscriber generally with the same substantive information that would be provided to the Subscriber in a registration statement filed under the Act; that the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering and the Offering Documents; and that Subscriber has been provided any additional information which the Subscriber had requested.

1.6 The Subscriber acknowledges that this Offering may involve tax consequences, and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that the Subscriber must retain the Subscriber’s own professional advisors to evaluate the tax and other consequences of an investment in the Units.

1.7 The Subscriber acknowledges that this Offering has not been reviewed by the United States Securities and Exchange Commission (“SEC”). The Subscriber represents that the Shares and Warrants being purchased by the Subscriber are being purchased for the Subscriber’s own account, for investment and not for distribution or resale to others. The Subscriber agrees that the Subscriber will not sell or otherwise transfer the Shares and/or Warrants unless they are registered under the Act or unless an exemption from such registration is available.

1.8 The Subscriber understands that the Units, Shares, Warrants and the shares of Common Stock underlying the Warrants, have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber’s investment intention. In that connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if the Subscriber’s representation merely meant that the Subscriber’s present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other similarly fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with the Subscriber’s representation to the Company, and the SEC might regard such a sale or disposition as a sale to which such exemptions are not available.

1.9 The Subscriber understands that there is no public market for the Units, Shares, Warrants and the shares of Common Stock underlying the Warrants,. The Subscriber understands that even if a public market develops for the Units, Shares, Warrants and the shares of Common Stock underlying the Warrants,, Rule 144 (the “Rule”) promulgated under the Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Units, Shares, Warrants and the shares of Common Stock underlying the Warrants. The Subscriber consents that the Company, if it desires, may permit the transfer of the Units, Shares, Warrants and the shares of Common Stock underlying the Warrants, out of the Subscriber’s name only when the Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state “blue sky” laws (collectively “Securities Laws”) and subject to the provisions of Section 1.10 hereof. The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained herein or in the Confidential Investor Questionnaire contained in Article VI hereof or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Units, Shares, Warrants and the shares of Common Stock underlying the Warrants, stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

1.11 The Subscriber understands that the Company will review this Subscription Agreement and the Confidential Investor Questionnaire contained herein and hereby is given authority by the undersigned, if an individual, to call his or her bank or place of employment or otherwise review the financial standing of the Subscriber insofar as is relevant to the Subscriber’s representations herein; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close any offer of Shares at any time. The Subscriber further understands that the Company reserves the right to oversubscribe the Offering at its sole discretion.

1.12 The Subscriber hereby represents that the address of Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the undersigned's principal residence, if the Subscriber is an individual, or its principal business address, if the Subscriber is a corporation or other entity.

1.13 The Subscriber hereby represents and warrants that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee, representative or affiliate of the Company and that, in entering into this transaction and subscribing for Units, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of Subscriber’s independent investigation.

1.14 The Subscriber acknowledges that at such time, if ever, as the Units, Shares, Warrants and the shares of Common Stock underlying the Warrants, are registered, sales of such securities will be subject to Securities Laws, which may require, among other requirements, any securities to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

1.15 The Subscriber acknowledges that the Company, at its discretion, may elect to engage the services of one or more broker/dealers registered with the National Association of Securities Dealers (“NASD”) and may pay such broker/dealers up to ten percent (10%) of the gross proceeds of the Offering in commissions.

1.16 The Subscriber acknowledges that the officers and directors of the Company may participate in this Offering and may purchase some or all of the Minimum or Maximum Offering.

1.17. The Subscriber:

(a) Within the last five years, has not been convicted of any criminal offense in connection with the offer, purchase or sale of any security, or involving fraud or deceit;

(b) Is not currently subject to any state or federal administrative enforcement order or judgment, entered within the last five years, finding fraud or deceit in connection with the purchase or sale of any security; or

(c) Is not currently subject to any order, judgment or decree of any court of competent jurisdiction, entered with the last five years, temporarily, preliminarily or permanently restraining or enjoining such party from engaging in or continuing to engage in any conduct or practice involving fraud or deceit in connection with the purchase or sale of any security.

1.18 The undersigned (or its authorized representative) understands that the Units are being purchased without the furnishing of any offering literature or prospectus other than this Agreement and the Offering Memorandum.

II.	TERMS OF SUBSCRIPTION

2.1 The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in the Confidential Investor Questionnaire included herein.

2.2 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent, if applicable.

   2.3 If the Subscriber is not a United States person, such Subscriber hereby represents that he, she or it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units, Shares, Warrants and the shares of Common Stock underlying the Warrants,. The Subscriber represents and warrants that the Subscriber's subscription and payment for, and the Subscriber’s continued beneficial ownership of the Units, Shares, Warrants and the shares of Common Stock underlying the Warrants,, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

III.	MISCELLANEOUS

3.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested. Notices sent to the Company shall be addressed to the Company’s office at 4949 S. Syracuse St., Suite 450, Denver, Colorado 80237, or fax at (303) 268-3639. Notices sent to the Subscriber shall be addressed to the Subscriber’s address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

3.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

3.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

3.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Colorado.

3.5 Each of the Company and the Subscriber agree that any action or proceeding based hereon, or arising out of the Memorandum hereunder, shall be brought and maintained exclusively in the courts of the State of Colorado located in the County of Arapahoe or in the United States District Court for the District of Colorado. The Company and the Subscriber each hereby irrevocably submit to the jurisdiction of the courts of the State of Colorado located in the County of Arapahoe and of the United States District Court for the District of Colorado for the purpose of any such action or proceeding as set forth above and irrevocably agree to be bound by any judgment rendered thereby in connection with such action or proceeding. Each of the Company and the Subscriber hereby irrevocably waive, to the fullest extent permitted by law, any objection which either may have, or at any time hereafter may have, to the laying of venue of any such action or proceeding brought in any such court referred to above and any claim that any such action or proceeding has been brought in an inconvenient forum.

3.6 This Subscription Agreement may be executed in counterparts and may be executed by facsimile. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

3.7 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

3.8 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

3.9 The parties to this Subscription Agreement agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out more fully the purposes and intent of this Subscription Agreement.

3.10 The Company agrees not to disclose the names, addresses or any other information about the Subscriber, except as required by law, provided that the Company may use information relating to the Subscriber in any registration statement under the Act.

(REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

IV.	CONFIDENTIAL INVESTOR QUESTIONNAIRE

4.1 Subscriber Categories. The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A _____	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation: In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B _____
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C _____	The undersigned is a director or executive officer of the Company which is issuing and selling the Shares.

Category D _____
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title I of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

_____________________________________ _____________________________________ (describe entity)

Category E _____	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.
_____________________________________ _____________________________________ (describe entity)

Category F _____
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000.

_____________________________________ _____________________________________ (describe entity)

Category G _____
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii).

Category H _____
The undersigned is an entity (other than a trust) all the equity owners of which are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

_____________________________________ _____________________________________ (describe entity)

Category I _____	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned covenants and agrees that the undersigned will notify the Company at any time on or prior to the Company’s acceptance of this subscription in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

4.2	Suitability. (Please answer each question)

(a)	For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:
____________________________________________________
____________________________________________________
____________________________________________________

(b)	For an individual Subscriber, please describe any college or graduate degrees held by you:
____________________________________________________
____________________________________________________
____________________________________________________

(c)	For all Subscribers, please check types of prior investments:

U.S. Government Securities ____	Private Placements ____
Publicly Traded Corporate ____	Mutual Funds ____
Real Estate Investments ____	Other (describe) ____

(d)	For all Subscribers, please state whether you have participated in other private placements before:

YES_____   NO_____

(e)	For all Subscribers, please indicate frequency of such prior participation in private placements:

Public Companies	Private Companies	Companies
Frequently _____	_____	_____
Occasionally _____	_____	_____
Never _____	_____	_____

4.3	Manner In Which Title to be Held. (Circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Company*
(g)	Trust*
(h)	Other

*If Shares are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

4.4	NASD Affiliation:

Are you associated with an NASD member firm? (Please check one)

YES_____  NO_____

If Yes, please describe:

(1)
The NASD defines a “person associated with a member” or “associated person of a member” as being every sole proprietor, general or limited partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD. Thus, “person associated with a member” or “associated person of a member” includes a sole proprietor, general or limited partner, officer, director or branch manager of an organization of any kind (whether a corporation, partnership or other business entity) which itself is either a “member” or a “Person associated with a member” or “associated person of a member.” In addition, an organization of any kind is a “person associated with a member” or “associated person of a member” if its sole proprietor or any one of its general or limited partners, officers, directors or branch managers is a “member,” “person associated with a member” or “associated person of a member.”

(2)	The NASD defines a “member” as being any individual, partnership, corporation or other legal entity that is a broker or dealer admitted to membership in the NASD.

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules or any successor rules or regulations.

_______________________________________________
Name of NASD Member Firm

By: __________________________________
Authorized Officer

Date: _____________________

4.5 Reliance. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article V and such answers have been provided under the assumption that the Company will rely on them.

IPTIMIZE, INC.

Private Placement of Common Stock Shares

($1,500,000 Unit Offering)

INVESTOR INFORMATION PAGE

NUMBER OF UNITS ________________ x $30,000 = $________________

Name (both if purchasing jointly)	Business or Entity Name

Home Address	Business Address

Home City, State and Zip Code	Business City, State and Zip Code

Home Telephone	Business Telephone

Home Telephone-Other	Business Telephone-Other

Home Facsimile	Business Facsimile

Home E-Mail	Business E-Mail

Tax ID# or Social Security #	Employer ID# or License #

Other	Other

Name in which securities should be issued: ____________________________________

IPTIMIZE, INC.
SUBSCRIPTION AGREEMENT

Private Placement of Common Stock Shares

($1,500,000 Unit Offering)

INVESTOR SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

NUMBER OF UNITS _________________ x $30,000 = $________________

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

IPTIMIZE, INC.
SUBSCRIPTION AGREEMENT

Private Placement of Common Stock Shares

($1,500,000 Unit Offering)

COMPANY ACCEPTANCE PAGE

SUBSCRIPTION AGREEMENT ACCEPTED AND AGREED TO:

Principal Amount	$______________

Number of Units:	______________

Name of Subscriber:	____________________________________

IPTIMIZE, INC.

John R. Evans Chairman and Chief Executive Officer	Clinton J. Wilson President